         SUPPLEMENT TO THE SCHWAB MONEY MARKET PORTFOLIO(TM) PROSPECTUS
            DATED APRIL 29, 2008, AS SUPPLEMENTED ON OCTOBER 7, 2008

     THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF DECEMBER 19, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

The "Strategy" section of the Prospectus is hereby amended by adding the following sentence as the new last sentence of the third paragraph:

          Obligations that are issued by private issuers that are guaranteed as to principal or interest by the U.S. government, its agencies or instrumentalities are considered U.S. government securities under the rules that govern money market funds.

                 PLEASE RETAIN THIS SUPPLEMENT FOR YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]

(C)2008 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC. REG45501 - 00 (12/08)

 SUPPLEMENT TO THE SCHWAB MONEY MARKET PORTFOLIO(TM) PROSPECTUS DATED APRIL 29,
                                    2008, AS
                         SUPPLEMENTED ON OCTOBER 7, 2008

     THE INFORMATION PROVIDED IN THIS SUPPLEMENT IS AS OF DECEMBER 19, 2008.

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

CONTINUED PARTICIPATION IN THE TEMPORARY GUARANTEE PROGRAM FOR MONEY MARKET
FUNDS

The Prospectus is hereby amended and supplemented to reflect the continued participation by the Schwab Money Market Portfolio ("the Fund") in the Temporary Guarantee Program for Money Market Funds (the "Program") established by the U.S. Department of the Treasury (the "Treasury").

On November 24, 2008, the Treasury announced an extension of the Program for the period from December 19, 2008 through April 30, 2009 (the "Program Extension"). The Fund, with the approval of the Board of Trustees, is participating in the Program Extension. The initial term of the Program is set to expire on December 18, 2008.

Under the Program, the Treasury will guarantee the share price of shares of the Fund outstanding as of September 19, 2008 at $1.00 per share if the Fund's net asset value falls below $0.995 (a "Guarantee Event"). Recovery under the Program is subject to certain conditions and limitations, including the following:

            - For each shareholder of the Fund, the Program provides a guarantee for the lesser of (a) the number of shares of the Fund owned by the shareholder at the close of September 19, 2008, or
               (b) the number of shares of the Fund owned by the shareholder on the date of the Guarantee Event. The Program does not protect investors who were not shareholders of the Fund on September 19, 2008.

            - The total amount of coverage available for all participants in the Program is limited to the amount of funds available under the Federal Exchange Stabilization Fund at the time of a Guarantee Event (currently approximately $50 billion).

            -  Recovery under the Program requires the Fund to liquidate.

            - In order to recover, a Guarantee Event must occur during the term of the Program, including any extension of the Program. The Program may be extended beyond April 30, 2009, at the sole discretion of the Treasury, but it expires not later than September 18, 2009.

In order to participate in the initial term of the Program, the Fund was required to pay a participation fee. Participation in the Program Extension requires payment of an additional fee by the Fund. Participation in future extensions of the Program may require payment of further additional fees, although there can be no assurance that the Fund will elect to participate, or be eligible to participate, in any future extension of the Program. The cost of participating in the Program, Program Extension and any future extension will be borne by the Fund, and will not be subject to any expense limitation or reimbursement agreement.

Additional information about the Program and the Program Extension is available at http://www.ustreas.gov.

                       ----------------------------------

                        PLEASE RETAIN THIS SUPPLEMENT FOR
                                  YOUR RECORDS.

                                                           [CHARLES SCHWAB LOGO]
(C)2008 Charles Schwab & Co., Inc. All Rights Reserved
Member SIPC. REG44797 - 00 (12/08)